UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    September 24, 2003

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-0959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Required FD Disclosure.

On September 24, 2003, Standard Pacific Corp. (the “Company”) issued a press release announcing the expiration of its offer to exchange its outstanding 6 7/8% Senior Notes due 2011, that were issued in a private placement on May 19, 2003, for new 6 7/8% Senior Notes due 2011, that have been registered under the Securities Act (the “Press Release”). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release announcing the expiration of the Company’s offer to exchange its outstanding 6 7/8% Senior Notes due 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2003

STANDARD PACIFIC CORP.

By:	/s/ ANDREW H. PARNES
Name: Its:	Andrew H. Parnes Senior Vice President–Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release announcing the expiration of the Company’s offer to exchange its outstanding 6 7/8% Senior Notes due 2011.

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